Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF FLORIDA

JACKSONVILLE DIVISION

IN RE:			}	CASE NUMBER
			}	3:16-bk-02233-PMG
PREMIER EXHIBITIONS MANAGEMENT, LLC			}
			}	JUDGE	PAUL M. GLENN
}
DEBTOR.			}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	February 1, 2017	TO	February 28, 2017

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the
Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address				Attorney's Address
and Phone Number:				and Phone Number:

PREMIER EXHIBITIONS MANAGEMENT, LLC				NELSON MULLINS (Attn: Daniel Blanks)

3045 Kingston Court, Suite I				50 N. Laura Street, 41st Floor

Peachtree Corners GA 30071				Jacksonville, FL 32202

+1 (404) 842-2600				+1 (904) 665-3600

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the
United States Trustee Program Website, http://www.usdoj.gov/ust/r21/reg_info.htm

1) Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/

EXHIBIT LIST OF DOCUMENTS / FILES FOR US TRUSTEE

	FOR THE PERIOD BEGINNING	1-Feb-17	AND ENDING	28-Feb-17

	Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number	3:16-bk-02233-PMG
	Date of Petition:	14-Jun-16

Premier Exhibitions Management, LLC

Per MOR-2
SEE BALANCE SHEET & GENERAL LEDGER
EXHIBIT ITEM
1	Premier Exhibitions Management Balance Sheet 02-28-17

SEE PROFIT & LOSS STATEMENT
EXHIBIT ITEM
2	Premier Exhibition Management Income Statement 02-28-17

BANK STATEMENTS AND RECONCILIATIONS ATTACHED
EXHIBIT ITEM
3	02.2017 - 3309 TUT Account $0.00
4	02.2017 - 4747 Sweep
5	02.2017 - 9523 Check Clearing Account and Reconciliation
6	02.2017 - 9655 Sweep
7	02.2017 - 9663 Sweep Online Sales
8	02.2017 - 9697 Operating Bank Account
9	02.2017 - 9705 Deposit Clearing Account
10	02.2017 - 9713 Payroll Bank Account
11	02.2017 - 9762 Sweep (Orlando)
12	02.2017 - 9788 Sweep (Las Vegas)
13	02.2017 - 10999 Undeposited Funds

Per MOR-3					Per MOR-4
EXHIBIT ITEM					EXHIBIT ITEM
14	02.2017 Cash Transactions History				Please refer to MOR-2 Exhibit 1 named, Premier Exhibitions Management Balance Sheet 02-28-17
15	02.2017 Check Register				16	02.2017 Aged AR Detail
					16A	02.2017 Allow for Doubtful Accounts
					17	02.2017 AR Transactions
See above - 02.2017 Aged AR Detail
Per MOR-5					Per MOR-6
EXHIBIT ITEM					EXHIBIT ITEM
18	02.2017 Aged AP Detail				Please refer to MOR-2 Exhibit 1 named, Premier Exhibitions Management Balance Sheet 02-28-17
19	02.2017 Pre- and Post-Petition AP Invoices				21	02.2017 12000 - Inventory
20	02.2017 AP Transactions				22	02.2017 Inventory Aging

Per MOR-7
Please refer to MOR-2 and the files listed under BANK STATEMENTS AND RECONCILIATIONS ATTACHED

Per MOR-8
Please refer to MOR-3 Exhibit 15 named, 02.2017 Check Register

Per MOR-9, MOR-10, MOR-11 and MOR-12
Please refer to MOR-2 and the files listed under BANK STATEMENTS AND RECONCILIATIONS ATTACHED
In addition to MOR-2, the following documents support MOR-9
23	02.2017 Payroll (1)				26	02.2017 Payroll (B)
24	02.2017 Payroll (2)				27	Payrolls as in previous exhibits
25	02.2017 Payroll (A)				28	Payrolls as in previous exhibits

Per MOR-13
EXHIBIT ITEM
29	01.2017 - 10030 Petty Cash

Per MOR-14
30	Paid Jan Sales Tax in Feb $15,282.22
Please refer to MOR-5 Exhibit 18 named, 02.2017 Aged AP Detail

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
	FOR THE PERIOD BEGINNING	1-Feb-17	AND ENDING	28-Feb-17

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number	3:16-bk-02233-PMG
Date of Petition:	14-Jun-16

SEE BALANCE SHEET & GENERAL LEDGER
1	Premier Exhibitions Management Balance Sheet 02-28-17

SEE PROFIT & LOSS STATEMENT
2	Premier Exhibition Management Income Statement 02-28-17

BANK STATEMENTS AND RECONCILATIONS ATTACHED
3	02.2017 - 3309 TUT Account $0.00
4	02.2017 - 4747 Sweep
5	02.2017 - 9523 Check Clearing Account and Reconciliation
6	02.2017 - 9655 Sweep
7	02.2017 - 9663 Sweep Online Sales
8	02.2017 - 9697 Operating Bank Account
9	02.2017 - 9705 Deposit Clearing Account
10	02.2017 - 9713 Payroll Bank Account
11	02.2017 - 9762 Sweep (Orlando)
12	02.2017 - 9788 Sweep (Las Vegas)
13	02.2017 - 10999 Undeposited Funds

		Current month		Cumulative
Petition to date

1. Funds at beginning of period per bank		$ 901,623.85	( a )	$ 1,235,737.00	( b )
2. Receipts:
3. Total receipts (lines 2A+2B+2C)
4. Total funds available for operations (line 1+line 3)
5. Disbursements
6. Total Disbursements (sum of 5A thru W)
7. Ending balance (line 4 minus line 6)		$ 1,107,752.61	( c )	$ 1,107,752.61	( c )

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 20th day of March, 2017.		Signature	/s/ Jerome Henshall

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

 SCHEDULE OF RECEIPTS AND DISBURSEMENTS

 Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.
Cumulative
Description			Current Month	Petition to Date

SEE CASH TRANSACTION JOURNAL AND GENERAL LEDGER ATTACHED
14	02.2017 Cash Transactions History

TOTAL OTHER RECEIPTS			$ -	$ -

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan amount	Source of funds	Purpose	Repayment schedule

OTHER DISBURSEMENTS:
Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.
Cumulative
Description			Current Month	Petition to Date

SEE CHECK REGISTER ATTACHED AND GENERAL LEDGER
15	02.2017 Check Register

TOTAL OTHER DISBURSEMENTS			$ -	$ -

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

Attachment 1
Monthly Accounts Receviable Reconciliation and Aging

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

ACCOUNTS RECEIVABLE AT PETITION DATE:			$ 1,076,512.00

Accounts receivable reconciliation
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which
not been received):		SEE BALANCE SHEET
SEE AR TRANSACTION REGISTER , AGED AR LISTING, GENERAL LEDGER
Premier Exhibitions Management Balance Sheet 02-28-17
16	02.2017 Aged AR Detail		16A	02.2017 Allow for Doubtful Accounts
17	02.2017 AR Transactions

Beginning of Month Balance			$ 1,303,205.19	( a )
Plus: current month new billings
Minus: collection during the month				( b )
Plus/ minus: adjustments or writeoffs				*
End of month balance			$ 1,238,431.47	( c )

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	over 90 days	Total

	$ -		$ -	$ -	( c )
SEE AGED AR LISTING
See above - 02.2017 Aged AR Detail

For any receivables in the “Over 90 Days” category, please provide the following:
NO POST PETITION RECEIVABLES OVER 90 DAYS

Customer		Receivable Date		Status (Collection efforts taken, estimate of collectibility write-off, disputed account, etc.)

Total						$ -

(a) This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b) This must equal the number reported in the “Current Month” column of Schedule of Receipts and
Disbursements (Page MOR-2, Line 2B).
(c) These two amounts must equal.

Attachment 2
Monthly Accounts Payable and secured payments report

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning		1-Feb-17	Period ending	28-Feb-17

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST PETITION ACCOUNTS PAYABLE

Date incurred	Days outstanding	Vendor	Description	Amount

SEE AGED AP LISTING
18	02.2017 Aged AP Detail
19	02.2017 Pre- and Post-Petition AP Invoices

Total amount				$ -	( b )

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

Accounts payable reconciliation (post petition unsecured debt only)
SEE AP TRANSACTIONS,
20	02.2017 AP Transactions

Opening Balance				( a )
PLUS: New indebtedness incurred this month
MINUS: Amount paid on post petition
Accounts payable this month			$ -
PLUS/MINUS: adjustments			$ -	*
End of month balance			$ -	( c )

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

Secured payments report
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee
Program prior to completing this section).

Secured Creditor /		Date Payment Due This Month	Amount Paid This Month*	Number of Post Petition		Total Amount of Post Petition
Lessor				Payments Delinquent		Payments Delinquent

Feng Lange
Haiping Zou
Zhang Jihe
Premier accrues interest each month but not paid out to the above secured creditors.
			-	(d)

Leases
Monthly property lease payments have been made in full for the month of August.
(b, c) The total of line (b) must equal line (c).
(d) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

Attachment 3
Inventory and Fixed Assets Report

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

INVENTORY REPORT
SEE BALANCE SHEET AND INVENTORY ACCOUNT RECONCILIATION
21	02.2017 12000 - Inventory
INVENTORY BALANCE AT PETITION DATE:		$ 744,012.25
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month			$ 567,286.81	(a)
PLUS: Inventory Purchased During Month
MINUS: Inventory Used or Sold			$ 26,420.19
PLUS/MINUS: Adjustments or Write-downs				*
Inventory on Hand at End of Month			$ 593,707.00

METHOD OF COSTING INVENTORY:		Weighted average cost

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING
22	02.2017 Inventory Aging
Less than 6	6 months to	Greater than	Considered	Total Inventory
months old	2 years old	2 years old	Obsolete

19%	47%	34%		= 100%

* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:
Represents inventory related to non-touring exhibits

FIXED ASSET REPORT	SEE BALANCE SHEET

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:			$ 4,000,000.00	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month				(a)(b)
MINUS: Depreciation Expense
PLUS: New Purchases
PLUS/MINUS: Adjustments or Write-downs				*
Ending Monthly Balance			$ -

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b) Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of bank	Bank of America Merrill Lynch		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	* 9697

Purpose of account:	OPERATING SWEEP

Ending balance per bank statement				$ -
Plus total amount of outstanding deposits				$ -
Minus: total amount of outstanding checks and other debits				$ -	*
Minus: service charges				$ -
End of month balance				$ -	** ( a )
SEE BALANCE SHEET, BANK STATEMENT, RECONCILATION FOR ALL BANK ACCOUNTS
* Debit cards are used by		None

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:
ALL SWEEP ACCOUNTS TRANSFER INTO MAIN ACCOUNT. THERE IS ALSO CHECK AND DEPOSIT CLEARING ACCOUNTS.
	$ 228,368.30	Transferred to Payroll Account (BoA -9713)
	$Nil	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of bank	Bank of America Merrill Lynch		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	* 3309

Purpose of account:	PEM TUT (CLOSED)

Ending balance per bank statement				$Nil
Plus total amount of outstanding deposits				$ -
Minus: total amount of outstanding checks and other debits					*
Minus: service charges				$ -
End of month balance				$Nil	** ( a )

* Debit cards are used by		None

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

THIS ACCOUNT WAS CLOSED IN JANUARY 2017

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:
	$Nil	Transferred to Payroll Account
	$Nil	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of bank	Wells Fargo Business Choice Checking		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	*1139

Purpose of account:	OPERATING (CLOSED)

Ending balance per bank statement				$ -
Plus total amount of outstanding deposits				$ -
Minus: total amount of outstanding checks and other debits					*
Minus: service charges				$ -
End of month balance				$Nil	** ( a )

* Debit cards are used by		None

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

THIS ACCOUNT WAS CLOSED 1-24-2017 AND FUNDS ($4,448.16) DEPOSITED TO MAIN ACCOUNT.

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

	$Nil	Transferred to Payroll Account

	$Nil	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.
See Exhibit
		0	0
Name of bank	Royal Bank of Scotland		Branch	NOT APPLICABLE

Account name	RMS Titanic (UK) Limited		Account number		CLOSED JULY 1, 2016
Account name	Premier (United Kingdom) Limited		Account number		CLOSED AUGUST 1, 2016
Purpose of account:	OPERATING (CLOSED)

Ending balance per bank statement			GBP	$Nil
Plus total amount of outstanding deposits				$ -
Minus: total amount of outstanding checks and other debits					*
Minus: service charges
End of month balance			GBP	$Nil	** ( a )

* Debit cards are used by		None

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

	$Nil	Transferred to Payroll Account
	$Nil	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5A
Check register - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Name of bank	Bank of America Merrill Lynch		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	*9697

Purpose of account:	OPERATING SWEEP

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount

SEE ATTACHED CHECK REGISTER
	15	02.2017 Check Register

Total

Attachment 5A
Check register - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Name of bank	Bank of America Merrill Lynch		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	*3309

Purpose of account:	PEM TUT (CLOSED)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount
THIS ACCOUNT WAS CLOSED IN JANUARY 2017

Total				$Nil

Attachment 5A
Check register - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Name of bank	Wells Fargo Business Choice Checking		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	*1139

Purpose of account:	OPERATING (CLOSED)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount
THIS ACCOUNT WAS CLOSED 1-24-2017 AND FUNDS ($4,448.16) DEPOSITED TO MAIN ACCOUNT.

Total				$Nil

Attachment 5A
Check register - operating account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Name of bank	Royal Bank of Scotland		Branch	NOT APPLICABLE

Account name	RMS Titanic (UK) Limited		Account number
Account name	Premier (United Kingdom) Limited		Account number
Purpose of account:	OPERATING (CLOSED)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount
10134386 CLOSED OUT JULY 1, 2016 - FUNDS TRANSFERRED TO PEM
10134351 CLOSED OUT IN AUGUST 2016 - FUNDS TRANSFERRED TO PEM

Total				$ -

Attachment 4B
Monthly summary of bank activity - payroll account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC			Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	#####

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	Bank of America Merrill Lynch		Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC		Account number	*9713

Purpose of account:		PAYROLL

Ending balance per bank statement					$Nil
Plus total amount of outstanding deposits					$ -
Minus: total amount of outstanding checks and other debits						*
Minus: service charges					$ -
End of month balance					$Nil	** ( a )

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
Refer to the following documents:
	23	02.2017 Payroll (1)		26	02.2017 Payroll (B)
	24	02.2017 Payroll (2)		27	Payrolls as in previous exhibits
	25	02.2017 Payroll (A)		28	Payrolls as in previous exhibits

The following non-payroll disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5B
Check register - Payroll Account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17	Period ending	28-Feb-17

Name of bank	Bank of America Merrill Lynch	Branch	NOT APPLICABLE

Account name	Premier Exhibition Management LLC	Account number	*9713

Purpose of account:	PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
See Payroll Journals listed in MOR-9

TOTAL				$Nil

Attachment 4C
Monthly Summary of Bank Activity - Tax Account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC			Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	None		Branch	None

Account name	None		Account number	None

Purpose of account:		TAX
PAYROLL ACCOUNT IS USED TO PAY TAXES
Ending balance per bank statement					$Nil
Plus total amount of outstanding deposits					$ -
Minus: total amount of outstanding checks and other debits						*
Minus: service charges					$ -
Ending balance per Check Register					$Nil	** ( a )

* Debit cards are used by		None

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

The following non-payroll disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5C
Check register - tax account

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17	Period ending	28-Feb-17

Name of bank	None	Branch	None

Account name	None	Account number	None

Purpose of account:	TAX
PAYROLL ACCOUNT IS USED TO PAY TAXES
Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can beattached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None

TOTAL				$Nil	(d)

SUMMARY OF TAXES PAID
	Payroll Taxes Paid			See Exhibit 10	(a)
	Sales & Use Taxes Paid			$0	(b)
	Other Taxes Paid			$0	(c)
	TOTAL				(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5O)
(b) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5P)
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5Q)
(d) These two lines must be equal.

Attachment 4D
Investment Accounts and Petty Cash Report

Investment accounts
Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable	Not applicable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
$Nil

TOTAL				$Nil	(a)

Petty Cash Report

The following Petty Cash Drawers/Accounts are maintained:
	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum amount of cash in Drawer/Acct	Amount of petty cash on hand at end of month	Difference between (Column 2) and(Column 3)
$ -
SEE SCHEDULE ATTACHED			$ -
29	01.2017 - 10030 Petty Cash
$ -
Total		$ -	( b )

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If
there are no receipts, provide an explanation.			None

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)				(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
MOR-2, Line 7).

Attachment 6
Monthly tax report

Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC			Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of taxing authority	Date payment due	Description	Amount	Date last tax return filed	Tax return period

Total			$Nil
SEE AGED AP LISTING - COURT APPROVED TAX PAYMENTS IN AUGUST AND ALL TAXES WERE PAID
1	Premier Exhibitions Management Balance Sheet 02-28-17
30	Paid Jan Sales Tax in Feb $15,282.22

Attachment 7
Summary of Officer or Owner Compensation
Summary of personnel and insurance coverages
Name of Debtor:	PREMIER EXHIBITIONS MANAGEMENT, LLC		Case Number:	3:16-bk-02233-PMG

Reporting period beginning	1-Feb-17		Period ending	28-Feb-17

TAXES OWED AND DUE

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of officer or owner	Title	Payment description	Amount paid
Daoping Bao	CEO	Bi-weekly salary	$ 15,996.00	<--50% paid by PEM via invoice by Dinoking
Jerome Henshall	CFO	Bi-weekly salary	$ 13,846.00
Jessica Sanders	Corp. Secretary	Bi-weekly salary	$ 8,461.00

Total			$ 38,303.00

PERSONNEL REPORT
			Full time	Part time
Number of employees at beginning of period			26	67
Number hired during the period			1	8
Number terminated or resigned during period			0	0
Number of employees on payroll at end of period			27	75

CONFIRMATION OF INSURANCE
List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Directors & Officers Excess #DFX1491056 $5,000,000 Limit (Great American Insurance Company)
Term: November 1, 2016 to April 1, 2017

The following lapse in insurance coverage occurred this month:
Policy Type	Date Lapsed		Date Reinstated		Reason for Lapse

☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

Attachment 8
Significant Developments During Reporting Period

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

No significant developments

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before	10-Apr-17